Exhibit 10.6.13

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 13

TO THE

A320 FAMILY P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

Reference: CT1201689

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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C O N T E N T S

CLAUSES	TITLES

1	DEFINITIONS	4

2	SCOPE	4

3	[*]	4

4	AVA A320 FAMILY BACKLOG AIRCRAFT EQUIPPED WITH SHARKLETS	4

5	CERTIFICATION OF THE SHARKLETS

6	[*]

7	[*]

8	PAYMENT FOR THE SHARKLET

9	MISCELLANEOUS	5

10	ASSIGNMENT	5

11	CONFIDENTIALITY	5

12	COUNTERPARTS	5

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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AMENDMENT N° 13 TO THE

A320 FAMILY PURCHASE AGREEMENT

This amendment N° 13 (hereinafter referred to as the “Amendment N° 13”) is entered into as of the     June 2012.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at Centro Administrativo, Avenida Calle 26 No 59-15, Bogota, Colombia (the “Buyer”).

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS :

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft (the “A320 Family Purchase Agreement”, together with all Exhibits and Appendices attached thereto, any Letter Agreements thereto and Amendments N° 1 to 13 thereto, the “Agreement”),

B.	In accordance with the terms of this Amendment N° 13, the Seller and the Buyer hereby agree to amend certain provisions of the Agreement.

C.	It is understood that Amendment N° 13, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 13, unless otherwise agreed upon herein.

D.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 13.

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

For the purposes of this Amendment N° 13, the A319 Aircraft and the A320 Aircraft ordered by the Buyer under the Agreement, scheduled for Delivery from 2012 onward, and bearing rank numbers 8, 9, 27, 36, 38, 40, 41, 42, 43, 44, 45, 46 and 47, shall be collectively referred to as “AVA A320 Family Backlog Aircraft”.

Sharklets means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft.

2.	SCOPE

[*]

3.	[*]

4.	AVA A320 FAMILY BACKLOG AIRCRAFT EQUIPPED WITH SHARKLETS

4.1	The Buyer has informed the Seller of its intention to have certain AVA A320 Family Backlog Aircraft equipped with Sharklets. The Seller confirms that, subject to the terms and conditions set forth in Clause 6 below, in particular, the signature by the parties of the SCN covering the installation of the Sharklets, the following AVA A320 Family Backlog Aircraft will be equipped with Sharklets (the “Sharklet Equipped Aircraft”):

•	The A320-200 AVA A320 Family Backlog Aircraft N° 36 (with a Scheduled Delivery Month of [*], as set forth in Clause 1 of Amendment N° 12)

•	The A320-200 AVA A320 Family Backlog Aircraft N° 8 (with a Scheduled Delivery Month of [*], as set forth in Clause 1 of Amendment N° 12)

•	The A320-200 AVA A320 Family Backlog Aircraft N° 27 (with a Scheduled Delivery Month of [*], as set forth in Clause 2 of Amendment N° 9 and as notified by the Seller to the Buyer on 17 August 2011)

•	The A320-200 AVA A320 Family Backlog Aircraft N° 43 (with a delivery [*], as set forth in Clause 1 of Amendment N° 10, [*]

•	The A320-200 AVA A320 Family Backlog Aircraft N° 44 (with a Scheduled Delivery Quarter of Q3 2014, as set forth in Clause 1 of Amendment N° 12).

4.2	The Buyer hereby understands and agrees that the commitments made in Clause 4.1 above and in Clause 5 below by the Seller are subject to (a) the Sharklet Equipped Aircraft being delivered both [*].

5.	[*] THE SHARKLETS

The Buyer hereby acknowledges that the Sharklets are currently in the process of being developed by the Seller.

[*]

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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6.	SHARKLET [*]

[*]

7.	SHARKLET [*]

[*]

8.	[*]

9.	MISCELLANEOUS

This Amendment N° 13 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 13, the latter shall prevail to the extent of such conflict or inconsistency.

10.	ASSIGNMENT

Except as provided in clause 21 of the Agreement, this Amendment N° 13 is not transferable, and the Buyer’s rights under this Amendment N° 13 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 13 with respect to any Aircraft will be void and without effect.

11.	CONFIDENTIALITY

This Amendment N° 13 (and its existence) shall be treated by both Parties as confidential in accordance with clause 22.12 of the Agreement.

12.	COUNTERPARTS

This Amendment N° 13 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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IN WITNESS WHEREOF this Amendment N° 13 was entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Legal Representative	Its:	Senior Vice President Contracts

AVA – A320 Family PA – Amendment N° 13

Ref: CT1201689

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